# ESTIMATE OF RESERVES AND FUTURE NET REVENUE

## OIL AND GAS PROPERTIES

### KTO - TENNESSEE PROPERTIES

INTERESTS OWNED BY

## MILLER PETROLEUM, INC.

CONSTANT PRICES AND EXPENSES

EFFECTIVE DATE:

APRIL 30, 2011

LEE KEELING AND ASSOCIATES, INC.

PETROLEUM CONSULTANTS

First Place Tower
15 East Fifth Street • Suite 3500
Tulsa, Oklahoma 74103-4350
(918) 587-5521 • Fax: (918) 587-2881

June 10, 2011

Miller Petroleum, Inc.
3651 Baker Highway
P. O. Box 130
Huntsville, Tennessee 37756

Attn: Mr. Deloy Miller
Chairman of the Board

RE: Estimated Reserves and
Future Net Revenue
KTO-Tennessee Properties
Constant Prices

Gentlemen:

In accordance with the request of Miller Petroleum, Inc. (Miller) in connection with Miller's annual report to its shareholders, we have prepared an estimate of net reserves and future net revenue to be realized from the KTO-Tennessee properties (KTO) acquired by Miller Petroleum, Inc. (Miller) and located in the Tennessee counties of Fentress, Morgan, and Scott. Our estimate includes all of KTO's net reserves. The effective date of this estimate is April 30, 2011. The date on which the report was finished was June 10, 2011 and the results are summarized as follows:

| | ESTIMATED REMAINING NET RESERVES | | FUTURE NET REVENUE | |
|---|---|---|---|---|
| RESERVE CLASSIFICATION | Oil (BBL) | Gas (MCF) | Total ($) | Present Worth Disc. @ 10% ($) |
| Proved Developed | 13,676 | 122,389 | 787,087 | 494,134 |
| Possible Undeveloped | 38,938 | - | 1,892,354 | 1,355,913 |
| | 52,614 | 122,389 | 2,679,441 | 1,850,047 |

Note: Totals may not agree with schedules due to roundoff.

Future net revenue is the amount, exclusive of state and federal income taxes, which will accrue to the subject interests from continued operation of the properties to depletion. It should not be construed as a fair market or trading value.

No attempt has been made to quantify or otherwise account for any accumulative gas production imbalances that may exist. Neither has an attempt been made to determine whether the wells and facilities are in compliance with various governmental regulations, nor have costs been included in the event they are not.

This report consists of four schedules. Schedule No. 1 presents summary forecasts by reserve class of annual gross and net production, severance taxes, operating income, and net revenue. Schedule No. 2 is a sequential listing, also by reserve type, of the forecast entities based on discounted future net revenue. An alphabetical one-line listing of the forecast entities is presented on Schedule No. 3. Schedule No. 4 presents the individual cash flows for the various entities. These are accompanied by production decline curves that show our projections of future producing rates.

## BACKGROUND

This estimate is concerned with approximately 162 producing oil and gas wells and 5 possible undeveloped oil locations in the previously mentioned Tennessee counties. The daily average production from currently producing wells is about 14 barrels of oil and 75 million cubic feet of gas.

## CLASSIFICATION OF RESERVES

Reserves assigned to the various wells have been classified as "proved developed" and "possible undeveloped" in accordance with the definitions of the proved and unproved reserves as promulgated by the Securities and Exchange Commission (SEC). These are as follows:

Proved Developed Oil and Gas Reserves are reserves to be recovered with reasonable certainty through existing wells with existing equipment and operating methods. Additional oil and gas reserves to be obtained through the application of fluid injection or other improved recovery techniques for supplementing the natural forces and mechanisms of primary recovery should be included as "proved developed reserves" only after testing by a pilot project or after the operation of an installed program has confirmed through production response that increased recovery will be achieved.

Possible Undeveloped Oil and Gas Reserves are those additional reserves which analysis of geoscience and engineering data are less likely to be recovered than "probable reserves."

## ESTIMATION OF RESERVES

We reviewed the complete production histories of the subject wells along with completion data, past operating costs, product pricing and other relevant well data. This review confirmed that these wells were being profitably operated and that oil reserves could be assigned to them.

The majority of KTO's proved producing wells have been producing for a considerable length of time and have well-defined production declining trends. It is our opinion that extrapolation of those trends to an economic limit afforded the most reliable estimate of the reserves that could be attributed to the wells. Thus, that method was used to estimate reserves. Reserves attributable to these wells were based upon extrapolation of the existing decline trend to an economic limit.

Reserves anticipated from new wells and KTO's possible undeveloped reserves were estimated based on analogy with wells producing from the same zones in the general area.

Our estimate of reserves used methods and procedures considered necessary under the circumstances to prepare this report.

## FUTURE NET REVENUE

### Oil Income

Income from the sale of oil was estimated using the average price received by KTO from various wells on the first day of each of the previous 12 months prior to April 30, 2011. This price was provided by the staff of Miller and was held constant throughout the life of each property. Provisions were made for state severance taxes.

### Gas Income

Income from the sale of gas was estimated using the average price received by KTO from various wells on the first day of each of the previous 12 months prior to April 30, 2011. This price was provided by the staff of Miller and was held constant throughout the life of each property. Provisions were made for state severance taxes.

### Operating Expenses

Operating expenses were based upon actual operating costs incurred by KTO in its operations as supplied by the staff of Miller. All expenses have been held constant throughout the life of each lease.

## GENERAL

The assumptions, data, methods and procedures used are appropriate for the purpose served by the report.

Information upon which this estimate of net reserves and future net revenue was furnished by the staff of Miller or was obtained by us from outside sources we consider to be reliable. This information is assumed to be correct. No attempt has been made to verify title or ownership of the subject properties. Interests attributed to wells to be drilled at undeveloped locations are based on current ownership. Wells were not inspected by a representative of this firm, nor were they tested under our supervision; however, the performance of the majority of the wells was discussed with KTO representatives.

This report has been prepared utilizing methods and procedures regularly used by petroleum engineers to estimate oil and gas reserves for properties of this type and character. The recovery of oil and gas reserves and projection of producing rates are dependent upon many variable factors including prudent operation, compression of gas when needed, market demand, installation of lifting equipment, and remedial work when required. The reserves included in this report have been based upon the assumption that the wells will be operated in a prudent manner under the

same conditions existing on the effective date. Actual production results and future well data may yield additional facts, not presently available to us, which may require an adjustment to our estimates.

You should be aware that state regulatory authorities could, in the future, change the allocation of reserves allowed to be produced from a particular well in any reservoir, thereby altering the material premise upon which our reserve estimates may be based.

The projection of cash flow has been made assuming constant prices. There is no assurance that prices will not vary. For this reason and those listed in the previous paragraph, the future net cash from the sale of production from the subject properties may vary from the estimates contained in this report.

The information developed during the course of this investigation, basic data, maps and worksheets showing recovery determinations are available for inspection in our office.

Lee Keeling and Associates, Inc., Miller's third-party engineer, has been preparing estimates of reserves and future net revenue for more than fifty years. This report was prepared under the direction of its President, who has a Bachelor of Science Degree in Petroleum Engineering and has more than fifty years' experience in estimating and evaluating reserve information.

We appreciate this opportunity to be of service to you.

Very truly yours,

LEE KEELING AND ASSOCIATES, INC.

Gordon L. Romine
President

LKA7106-KTO

MILLER PETROLEUM, INC.
OIL & GAS PROPERTIES
KTO - TENNESSEE PROPERTIES
ALL RESERVES

DATE : 06/07/2011
TIME : 15:55:43
DBS : MILLER KTO
SETTINGS : LHA0411
SCENARIO : LHA0411

# R E S E R V E S   A N D   E C O N O M I C S

AS OF DATE: 04/30/2011

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 04-2012 | 6.180 | 24.788 | 3.470 | 12.035 | 76.950 | 2.090 | 267.035 | 25.153 | 292.188 |
| 04-2013 | 18.797 | 22.287 | 14.736 | 10.805 | 76.950 | 2.090 | 1133.902 | 22.582 | 1156.484 |
| 04-2014 | 14.759 | 20.147 | 11.418 | 9.750 | 76.950 | 2.090 | 878.625 | 20.377 | 899.001 |
| 04-2015 | 11.585 | 18.383 | 8.775 | 8.877 | 76.950 | 2.090 | 675.204 | 18.553 | 693.757 |
| 04-2016 | 9.049 | 16.799 | 6.722 | 8.095 | 76.950 | 2.090 | 517.267 | 16.919 | 534.185 |
| 04-2017 | 3.557 | 15.364 | 2.038 | 7.388 | 76.950 | 2.090 | 156.835 | 15.442 | 172.277 |
| 04-2018 | 1.964 | 14.060 | 0.784 | 6.748 | 76.950 | 2.090 | 60.293 | 14.103 | 74.397 |
| 04-2019 | 1.741 | 12.880 | 0.690 | 6.170 | 76.950 | 2.090 | 53.085 | 12.895 | 65.981 |
| 04-2020 | 1.526 | 11.753 | 0.600 | 5.618 | 76.950 | 2.090 | 46.152 | 11.743 | 57.895 |
| 04-2021 | 1.382 | 10.688 | 0.539 | 5.098 | 76.950 | 2.090 | 41.453 | 10.654 | 52.107 |
| 04-2022 | 1.202 | 9.813 | 0.477 | 4.673 | 76.950 | 2.090 | 36.685 | 9.767 | 46.451 |
| 04-2023 | 1.022 | 8.949 | 0.407 | 4.232 | 76.950 | 2.090 | 31.305 | 8.845 | 40.150 |
| 04-2024 | 0.889 | 7.393 | 0.345 | 3.701 | 76.950 | 2.090 | 26.586 | 7.735 | 34.321 |
| 04-2025 | 0.721 | 6.221 | 0.270 | 3.269 | 76.950 | 2.090 | 20.746 | 6.832 | 27.578 |
| 04-2026 | 0.555 | 5.501 | 0.190 | 2.817 | 76.950 | 2.090 | 14.633 | 5.888 | 20.521 |
| S TOT | 74.929 | 205.026 | 51.459 | 99.276 | 76.950 | 2.090 | 3959.808 | 207.487 | 4167.294 |
| AFTER | 3.649 | 44.599 | 1.154 | 23.114 | 76.950 | 2.090 | 88.774 | 48.307 | 137.081 |
| TOTAL | 78.578 | 249.625 | 52.613 | 122.389 | 76.950 | 2.090 | 4048.582 | 255.794 | 4304.375 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 04-2012 | 0.000 | 8.766 | 55.209 | 0.000 | 0.000 | 728.000 | -499.786 | -499.786 | -461.338 |
| 04-2013 | 0.000 | 34.695 | 68.849 | 0.000 | 0.000 | 182.000 | 870.941 | 371.154 | 287.547 |
| 04-2014 | 0.000 | 26.970 | 63.249 | 0.000 | 0.000 | 0.000 | 808.782 | 1179.937 | 926.512 |
| 04-2015 | 0.000 | 20.813 | 63.249 | 0.000 | 0.000 | 0.000 | 609.696 | 1789.632 | 1364.407 |
| 04-2016 | 0.000 | 16.026 | 59.169 | 0.000 | 0.000 | 0.000 | 458.991 | 2248.624 | 1664.097 |
| 04-2017 | 0.000 | 5.168 | 37.443 | 0.000 | 0.000 | 0.000 | 129.666 | 2378.290 | 1742.483 |
| 04-2018 | 0.000 | 2.232 | 28.185 | 0.000 | 0.000 | 0.000 | 43.980 | 2422.269 | 1766.190 |
| 04-2019 | 0.000 | 1.979 | 26.091 | 0.000 | 0.000 | 0.000 | 37.910 | 2460.179 | 1784.767 |
| 04-2020 | 0.000 | 1.737 | 23.542 | 0.000 | 0.000 | 0.000 | 32.616 | 2492.795 | 1799.297 |
| 04-2021 | 0.000 | 1.563 | 22.582 | 0.000 | 0.000 | 0.000 | 27.962 | 2520.757 | 1810.622 |
| 04-2022 | 0.000 | 1.394 | 21.282 | 0.000 | 0.000 | 0.000 | 23.775 | 2544.532 | 1819.377 |
| 04-2023 | 0.000 | 1.204 | 18.782 | 0.000 | 0.000 | 0.000 | 20.163 | 2564.695 | 1828.126 |
| 04-2024 | 0.000 | 1.030 | 16.102 | 0.000 | 0.000 | 0.000 | 17.189 | 2581.884 | 1831.356 |
| 04-2025 | 0.000 | 0.827 | 12.022 | 0.000 | 0.000 | 0.000 | 14.728 | 2596.613 | 1835.431 |
| 04-2026 | 0.000 | 0.616 | 7.022 | 0.000 | 0.000 | 0.000 | 12.883 | 2609.495 | 1838.670 |
| S TOT | 0.000 | 125.019 | 522.780 | 0.000 | 0.000 | 910.000 | 2609.495 | 2609.495 | 1838.670 |
| AFTER | 0.000 | 4.112 | 63.023 | 0.000 | 0.000 | 0.000 | 69.946 | 2679.440 | 1850.047 |
| TOTAL | 0.000 | 129.131 | 585.804 | 0.000 | 0.000 | 910.000 | 2679.441 | 2679.440 | 1850.047 |

| | OIL | GAS |
|---|---|---|
| GROSS WELLS | 45.0 | 122.0 |
| GROSS ULT., MB & MMF | 532.270 | 1687.413 |
| GROSS CUM., MB & MMF | 453.692 | 1437.788 |
| GROSS RES., MB & MMF | 78.578 | 249.625 |
| NET RES., MB & MMF | 52.613 | 122.389 |
| NET REVENUE, M$ | 4048.582 | 255.794 |
| INITIAL PRICE, $ | 76.950 | 2.090 |
| INITIAL N.I., PCT. | 39.689 | 47.426 |

| | |
|---|---|
| LIFE, YRS. | 31.67 |
| DISCOUNT % | 10.00 |
| UNDISCOUNTED PAYOUT, YRS. | 1.57 |
| DISCOUNTED PAYOUT, YRS. | 1.62 |
| UNDISCOUNTED NET/INVEST. | 3.94 |
| DISCOUNTED NET/INVEST. | 3.20 |
| RATE-OF-RETURN, PCT. | 100.00 |
| INITIAL W.I., PCT. | 88.556 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 2200.833 |
| 10.00 | 1850.047 |
| 15.00 | 1579.363 |
| 20.00 | 1363.609 |
| 25.00 | 1187.771 |
| 30.00 | 1042.084 |
| 40.00 | 816.087 |
| 60.00 | 526.134 |
| 80.00 | 354.417 |
| 100.00 | 245.070 |

THIS SCHEDULE IS PART OF A REPORT AND SUBJECT TO QUALIFICATIONS OF THE REPORT.
LEE KEELING AND ASSOCIATES, INC.

MILLER PETROLEUM, INC.
OIL & GAS PROPERTIES
KTO - TENNESSEE PROPERTIES
POSSIBLE UNDEVELOPED

DATE : 06/07/2011
TIME : 15:55:30
DBS : MILLER KTO
SETTINGS : LKAD411
SCENARIO : LKAD411

# RESERVES AND ECONOMICS

AS OF DATE: 06/30/2011

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$----- | NET GAS SALES -----M$----- | TOTAL NET SALES -----M$----- |
|---|---|---|---|---|---|---|---|---|---|
| 04-2012 | 1.751 | 0.000 | 1.532 | 0.000 | 76.950 | 0.000 | 117.875 | 0.000 | 117.875 |
| 04-2013 | 14.977 | 0.000 | 13.105 | 0.000 | 76.950 | 0.000 | 1008.412 | 0.000 | 1008.412 |
| 04-2014 | 11.460 | 0.000 | 10.028 | 0.000 | 76.950 | 0.000 | 771.642 | 0.000 | 771.642 |
| 04-2015 | 8.595 | 0.000 | 7.521 | 0.000 | 76.950 | 0.000 | 578.731 | 0.000 | 578.731 |
| 04-2016 | 6.446 | 0.000 | 5.641 | 0.000 | 76.950 | 0.000 | 434.048 | 0.000 | 434.048 |
| 04-2017 | 1.270 | 0.000 | 1.112 | 0.000 | 76.950 | 0.000 | 85.533 | 0.000 | 85.533 |
| 04-2018 | | | | | | | | | |
| 04-2019 | | | | | | | | | |
| 04-2020 | | | | | | | | | |
| 04-2021 | | | | | | | | | |
| 04-2022 | | | | | | | | | |
| 04-2023 | | | | | | | | | |
| 04-2024 | | | | | | | | | |
| 04-2025 | | | | | | | | | |
| 04-2026 | | | | | | | | | |
| S TOT | 44.500 | 0.000 | 38.938 | 0.000 | 76.950 | 0.000 | 2996.241 | 0.000 | 2996.241 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| TOTAL | 44.500 | 0.000 | 38.938 | 0.000 | 76.950 | 0.000 | 2996.241 | 0.000 | 2996.241 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$----- | PRODUCTION TAX -----M$----- | DIRECT OPER EXPENSE -----M$----- | INTEREST PAID -----M$----- | CAPITAL REPAYMENT -----M$----- | EQUITY INVESTMENT -----M$----- | FUTURE NET CASHFLOW -----M$----- | CUMULATIVE CASHFLOW -----M$----- | CUM. DISC. CASHFLOW -----M$----- |
|---|---|---|---|---|---|---|---|---|---|
| 04-2012 | 0.000 | 1.536 | 2.400 | 0.000 | 0.000 | 728.000 | -616.061 | -616.061 | -572.400 |
| 04-2013 | 0.000 | 30.252 | 23.600 | 0.000 | 0.000 | 182.000 | 772.560 | 156.498 | 91.069 |
| 04-2014 | 0.000 | 23.149 | 24.000 | 0.000 | 0.000 | 0.000 | 724.492 | 880.991 | 663.511 |
| 04-2015 | 0.000 | 17.362 | 24.000 | 0.000 | 0.000 | 0.000 | 537.369 | 1418.360 | 1049.512 |
| 04-2016 | 0.000 | 13.021 | 24.000 | 0.000 | 0.000 | 0.000 | 397.027 | 1815.387 | 1308.786 |
| 04-2017 | 0.000 | 2.566 | 6.000 | 0.000 | 0.000 | 0.000 | 76.967 | 1892.354 | 1355.913 |
| 04-2018 | | | | | | | | | |
| 04-2019 | | | | | | | | | |
| 04-2020 | | | | | | | | | |
| 04-2021 | | | | | | | | | |
| 04-2022 | | | | | | | | | |
| 04-2023 | | | | | | | | | |
| 04-2024 | | | | | | | | | |
| 04-2025 | | | | | | | | | |
| 04-2026 | | | | | | | | | |
| S TOT | 0.000 | 89.887 | 104.000 | 0.000 | 0.000 | 910.000 | 1892.354 | 1892.354 | 1355.913 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 1892.354 | 1355.913 |
| TOTAL | 0.000 | 89.887 | 104.000 | 0.000 | 0.000 | 910.000 | 1892.354 | 1892.354 | 1355.913 |

| | OIL | GAS |
|---|---|---|
| GROSS WELLS | 5.0 | 0.0 |
| GROSS ULT., MB & MMF | 44.500 | 0.000 |
| GROSS CUM., MB & MMF | 0.000 | 0.000 |
| GROSS RES., MB & MMF | 44.500 | 0.000 |
| NET RES., MB & MMF | 38.938 | 0.000 |
| NET REVENUE, M$ | 2996.241 | 0.000 |
| INITIAL PRICE, $ | 76.950 | 0.000 |
| INITIAL N.I., PCT. | 87.500 | 0.000 |

| | |
|---|---|
| LIFE, YRS. | 5.42 |
| DISCOUNT % | 10.00 |
| UNDISCOUNTED PAYOUT, YRS. | 1.80 |
| DISCOUNTED PAYOUT, YRS. | 1.86 |
| UNDISCOUNTED NET/INVEST. | 3.08 |
| DISCOUNTED NET/INVEST. | 2.61 |
| RATE-OF-RETURN, PCT. | 100.00 |
| INITIAL W.I., PCT. | 100.000 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 1596.113 |
| 10.00 | 1355.913 |
| 15.00 | 1158.929 |
| 20.00 | 995.725 |
| 25.00 | 859.257 |
| 30.00 | 744.186 |
| 40.00 | 562.772 |
| 60.00 | 326.593 |
| 80.00 | 186.329 |
| 100.00 | 97.743 |

THIS SCHEDULE IS PART OF A REPORT AND SUBJECT TO QUALIFICATIONS OF THE REPORT.
LEE KEELING AND ASSOCIATES, INC.

MILLER PETROLEUM, INC.
OIL & GAS PROPERTIES
KTO - TENNESSEE PROPERTIES
PROVED DEVELOPED PRODUCING

DATE : 06/07/2011
TIME : 15:55:43
DBS : MILLER KTO
SETTINGS : LKA0411
SCENARIO : LKA0411

# R E S E R V E S  A N D  E C O N O M I C S

AS OF DATE: 04/30/2011

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 04-2012 | 4.429 | 24.788 | 1.938 | 12.035 | 76.950 | 2.090 | 149.160 | 25.153 | 174.313 |
| 04-2013 | 3.820 | 22.287 | 1.631 | 10.805 | 76.950 | 2.090 | 125.490 | 22.582 | 148.072 |
| 04-2014 | 3.298 | 20.147 | 1.390 | 9.750 | 76.950 | 2.090 | 106.983 | 20.377 | 127.360 |
| 04-2015 | 2.990 | 18.383 | 1.254 | 8.877 | 76.950 | 2.090 | 96.473 | 18.553 | 115.026 |
| 04-2016 | 2.603 | 16.799 | 1.081 | 8.095 | 76.950 | 2.090 | 83.219 | 16.919 | 100.137 |
| 04-2017 | 2.287 | 15.364 | 0.927 | 7.388 | 76.950 | 2.090 | 71.303 | 15.442 | 86.745 |
| 04-2018 | 1.964 | 14.060 | 0.784 | 6.748 | 76.950 | 2.090 | 60.293 | 14.103 | 74.397 |
| 04-2019 | 1.741 | 12.880 | 0.690 | 6.170 | 76.950 | 2.090 | 53.085 | 12.895 | 65.981 |
| 04-2020 | 1.526 | 11.753 | 0.600 | 5.618 | 76.950 | 2.090 | 46.152 | 11.743 | 57.895 |
| 04-2021 | 1.382 | 10.688 | 0.539 | 5.098 | 76.950 | 2.090 | 41.453 | 10.654 | 52.107 |
| 04-2022 | 1.202 | 9.813 | 0.477 | 4.673 | 76.950 | 2.090 | 36.685 | 9.767 | 46.451 |
| 04-2023 | 1.022 | 8.949 | 0.407 | 4.232 | 76.950 | 2.090 | 31.305 | 8.845 | 40.150 |
| 04-2024 | 0.889 | 7.393 | 0.345 | 3.701 | 76.950 | 2.090 | 26.586 | 7.735 | 34.321 |
| 04-2025 | 0.721 | 6.221 | 0.270 | 3.269 | 76.950 | 2.090 | 20.746 | 6.832 | 27.578 |
| 04-2026 | 0.555 | 5.501 | 0.190 | 2.817 | 76.950 | 2.090 | 14.633 | 5.888 | 20.521 |
| S TOT | 30.429 | 205.026 | 12.522 | 99.276 | 76.950 | 2.090 | 963.567 | 207.487 | 1171.053 |
| AFTER | 3.649 | 44.599 | 1.154 | 23.114 | 76.950 | 2.090 | 88.774 | 48.307 | 137.081 |
| TOTAL | 34.078 | 249.625 | 13.676 | 122.389 | 76.950 | 2.090 | 1052.341 | 255.794 | 1308.135 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 04-2012 | 0.000 | 5.229 | 52.809 | 0.000 | 0.000 | 0.000 | 116.275 | 116.275 | 111.062 |
| 04-2013 | 0.000 | 4.442 | 45.249 | 0.000 | 0.000 | 0.000 | 98.381 | 214.656 | 196.478 |
| 04-2014 | 0.000 | 3.821 | 39.249 | 0.000 | 0.000 | 0.000 | 84.290 | 298.946 | 263.001 |
| 04-2015 | 0.000 | 3.451 | 39.249 | 0.000 | 0.000 | 0.000 | 72.326 | 371.273 | 314.895 |
| 04-2016 | 0.000 | 3.004 | 35.169 | 0.000 | 0.000 | 0.000 | 61.964 | 433.237 | 355.311 |
| 04-2017 | 0.000 | 2.602 | 31.443 | 0.000 | 0.000 | 0.000 | 52.699 | 485.936 | 386.570 |
| 04-2018 | 0.000 | 2.232 | 28.185 | 0.000 | 0.000 | 0.000 | 43.980 | 529.916 | 410.277 |
| 04-2019 | 0.000 | 1.979 | 26.091 | 0.000 | 0.000 | 0.000 | 37.910 | 567.826 | 428.855 |
| 04-2020 | 0.000 | 1.737 | 23.542 | 0.000 | 0.000 | 0.000 | 32.616 | 600.442 | 443.385 |
| 04-2021 | 0.000 | 1.563 | 22.582 | 0.000 | 0.000 | 0.000 | 27.962 | 628.403 | 454.710 |
| 04-2022 | 0.000 | 1.394 | 21.282 | 0.000 | 0.000 | 0.000 | 23.775 | 652.178 | 463.464 |
| 04-2023 | 0.000 | 1.204 | 18.782 | 0.000 | 0.000 | 0.000 | 20.163 | 672.341 | 470.813 |
| 04-2024 | 0.000 | 1.030 | 16.102 | 0.000 | 0.000 | 0.000 | 17.189 | 689.530 | 475.444 |
| 04-2025 | 0.000 | 0.827 | 12.022 | 0.000 | 0.000 | 0.000 | 14.728 | 704.259 | 479.518 |
| 04-2026 | 0.000 | 0.616 | 7.022 | 0.000 | 0.000 | 0.000 | 12.883 | 717.141 | 482.757 |
| S TOT | 0.000 | 35.132 | 418.780 | 0.000 | 0.000 | 0.000 | 717.141 | 717.141 | 482.757 |
| AFTER | 0.000 | 4.112 | 63.023 | 0.000 | 0.000 | 0.000 | 69.946 | 787.087 | 494.134 |
| TOTAL | 0.000 | 39.244 | 481.803 | 0.000 | 0.000 | 0.000 | 787.087 | 787.087 | 494.134 |

| | OIL | GAS |
|---|---|---|
| GROSS WELLS | 40.0 | 122.0 |
| GROSS ULT., MB & MMF | 487.770 | 1687.413 |
| GROSS CUM., MB & MMF | 453.692 | 1437.788 |
| GROSS RES., MB & MMF | 34.078 | 249.625 |
| NET RES., MB & MMF | 13.676 | 122.389 |
| NET REVENUE, M$ | 1052.341 | 255.794 |
| INITIAL PRICE, $ | 76.950 | 2.090 |
| INITIAL N.I., PCT. | 39.689 | 47.426 |

| | |
|---|---|
| LIFE, YRS. | 31.67 |
| DISCOUNT % | 10.00 |
| UNDISCOUNTED PAYOUT, YRS. | 0.00 |
| DISCOUNTED PAYOUT, YRS. | 0.00 |
| UNDISCOUNTED NET/INVEST. | 0.00 |
| DISCOUNTED NET/INVEST. | 0.00 |
| RATE-OF-RETURN, PCT. | 100.00 |
| INITIAL W.I., PCT. | 57.101 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 604.720 |
| 10.00 | 494.134 |
| 15.00 | 420.435 |
| 20.00 | 367.884 |
| 25.00 | 328.514 |
| 30.00 | 297.898 |
| 40.00 | 253.315 |
| 60.00 | 199.541 |
| 80.00 | 168.088 |
| 100.00 | 147.327 |

THIS SCHEDULE IS PART OF A REPORT AND SUBJECT TO QUALIFICATIONS OF THE REPORT.
LEE KEELING AND ASSOCIATES, INC.

LEE KEELING AND ASSOCIATES, INC.

PETROLEUM CONSULTANTS

First Place Tower
15 East Fifth Street • Suite 3500
Tulsa, Oklahoma 74103-4350
(918) 587-5521 • Fax: (918) 587-2881

July 18, 2011

Miller Petroleum, Inc.
3651 Baker Highway
P. O. Box 130
Huntsville, Tennessee 37756

Attn: Mr. Deloy Miller
Chairman of the Board

RE: Estimated Reserves and
Future Net Revenue
Oil and Gas Properties Owned by
Miller Petroleum, Inc.
Constant Prices

Gentlemen:

In accordance with the request of Miller Petroleum, Inc. (Miller) in connection with Miller's annual report to its shareholders, we have prepared an estimate of net reserves and future net revenue to be realized from the interests owned by Miller in oil and gas properties located in the Tennessee counties of Campbell, Fentress, Hancock, Morgan, Overton, Roane and Scott. Our estimate includes all of Miller's net reserves. The effective date of this estimate is April 30, 2011. The date on which the report was completed was July 18, 2011, and the results are summarized as follows:

| | ESTIMATED REMAINING NET RESERVES | | FUTURE NET REVENUE | |
|---|---|---|---|---|
| RESERVE CLASSIFICATION | Oil (BBL) | Gas (MCF) | TOTAL ($) | Present Worth Disc. @ 10% ($) |
| Proved Developed Producing | 46,661 | 508,277 | 3,747,412 | 2,013,751 |
| Proved Undeveloped | - | 217,447 | 450,086 | 142,753 |
| Total All Reserves | 46,661 | 725,724 | 4,197,498 | 2,156,504 |

Note: Totals may not agree with schedules due to computer round off.

Future net revenue is the amount, exclusive of state and federal income taxes, which will accrue to the subject interests from continued operation of the properties to depletion. It should not be construed as a fair market or trading value.

No attempt has been made to quantify or otherwise account for any accumulative gas production imbalances that may exist. Neither has an attempt been made to determine whether the wells and facilities are in compliance with various governmental regulations, nor have costs been included in the event they are not.

This report consists of various summaries. Schedule No. 1 presents summary forecasts of annual gross and net production, severance taxes, operating income, and net revenue by reserve type. Schedule No. 2 is a sequential listing of the forecast entities based on discounted future net revenue. A one-line listing of the forecast entities, ordered by state, county, and entity by reserve category is presented on Schedule No. 3. Schedule No. 4 presents the individual cash flows for the various entities. These are accompanied by production decline curves that show our projections of future producing rates.

## BACKGROUND

This estimate is concerned with sixty-five (65) oil and gas wells located in the previously mentioned Tennessee counties. The daily average production from currently producing wells is about 23 barrels of oil and 368 million cubic feet of gas.

## CLASSIFICATION OF RESERVES

Reserves assigned to the various wells have been classified as either "proved developed" or "proved undeveloped" in accordance with the definitions of the proved reserves as promulgated by the Securities and Exchange Commission (SEC). These are as follows:

Proved Developed Oil and Gas Reserves are reserves that can be expected to be recovered with reasonable certainty through existing wells with existing equipment and operating methods. Additional oil and gas expected to be obtained through the application of fluid injection or other improved recovery techniques for supplementing the natural forces and mechanisms of primary recovery should be included as "proved developed reserves" only after testing by a pilot project or after the operation of an installed program has confirmed through production response that increased recovery will be achieved.

Proved Developed Oil and Gas Reserves attributed to the subject wells have been further classified as "proved developed producing" and/or "proved developed non-producing."

Proved Developed Producing Reserves are those reserves expected to be recovered with reasonable certainty from currently producing zones under continuation of present operating methods.

Proved Undeveloped Oil and Gas Reserves are reserves to be recovered with reasonable certainty from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion. Reserves on undrilled acreage shall be limited to those drilling units offsetting productive units that are reasonably certain of production when drilled. Proved reserves for other undrilled units can be claimed only where it can be demonstrated with certainty that there is continuity of production from the existing productive formation. Under no circumstances should estimates for proved undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual tests in the area and in the same reservoir.

## ESTIMATION OF RESERVES

We reviewed the complete production histories of Miller's wells along with completion data, past operating costs, product pricing, and other relevant well data. This review confirmed that Miller's wells were being profitably operated and that oil and gas reserves could be assigned to them.

Nearly all of Miller's active wells have been producing for a considerable length of time and all have well-defined production declining trends. It is our opinion that extrapolation of those trends to an economic limit afforded the most reliable estimate of the reserves that could be attributed to the wells. Thus, that method was utilized to estimate reserves. Reserves attributable to these wells were based upon extrapolation of that trend to an economic limit.

Reserves anticipated from new wells were based upon analogy with nearby wells which are producing from the same horizons in the respective areas.

Proved undeveloped reserves were assigned to two locations. These reserves were estimated by analogy.

Our estimate of reserves used all methods and procedures considered necessary, under the circumstances, to prepare this report.

## FUTURE NET REVENUE

### Pricing Provisions

The unit price used throughout this report for crude oil, condensate and natural gas is based upon the appropriate price in effect the first trading day of each month from May 1, 2010 through April 1, 2011 and averaged for the year.

### Oil Income

Income from the sale of oil was estimated using the average of the above prices received by Miller from the various wells. This price, $76.20 per barrel, was provided by the staff of Miller and was held constant throughout the life of each property. Except for provisions for state severance taxes, there were no deductions from this price.

### Gas Income

Income from the sale of gas was also estimated using the average of the above prices Miller received from its various wells. This price, also provided by the staff of Miller, was $4.10 per MCF and was held constant throughout the life of each property. Provisions were also made for state severance taxes.

### Operating Expenses

Operating expenses were based upon actual operating costs incurred by Miller in its operations as supplied by the staff of Miller. All expenses have been held constant throughout the life of each lease.

Future Expenses and Costs

As provided by Miller, provisions have been made for drilling and completion of the two locations to which proved undeveloped reserves have been assigned. These costs have been held constant from current estimates.

GENERAL

The assumptions, data, methods and procedures used are appropriate for the purpose served by the report.

Information upon which this estimate of net reserves and future net revenue was furnished by the staff of Miller or was obtained by us from outside sources we consider to be reliable. This information is assumed to be correct. No attempt has been made to verify title or ownership of the subject properties. Interests attributed to wells to be drilled at undeveloped locations are based on current ownership. Wells were not inspected by a representative of this firm, nor were they tested under our supervision; however, the performance of the majority of the wells was discussed with the employees of Miller.

This report has been prepared utilizing methods and procedures regularly used by petroleum engineers to estimate oil and gas reserves for properties of this type and character. The recovery of oil and gas reserves and projection of producing rates are dependent upon many variable factors including, prudent operation, compression of gas when needed, market demand, installation of lifting equipment, and remedial work when required. The reserves included in this report have been based upon the assumption that the wells will be operated in a prudent manner under the same conditions existing on the effective date. Actual production results and future well data may yield additional facts, not presently available to us, which may require an adjustment to our estimates.

The reserves included in this report are estimates only and should not be construed as being exact quantities. They may or may not be actually recovered and if recovered, the revenues therefrom and the actual costs related thereto could be more or less than the estimated amounts. As in all aspects of oil and gas estimation, there are uncertainties inherent in the interpretation of engineering data and, therefore, our conclusions necessarily represent only informed professional judgments.

You should be aware that state regulatory authorities could, in the future, change the allocation of reserves allowed to be produced from a particular well in any reservoir, thereby altering the material premise upon which our reserve estimate may be based.

The projection of cash flow has been made assuming constant prices. There is no assurance that prices will not vary. For this reason and those listed in the previous paragraph, the future net cash from the sale of production from the subject properties may vary from the estimates contained in this report.

It is our opinion that based upon our knowledge of current facts and conditions, the reserves presented in this report are a reasonable measure of Miller's reserves.

The information developed during the course of this investigation, basic data, maps and worksheets showing recovery determinations are available for inspection in our office.

Lee Keeling and Associates, Inc., Miller's third-party engineer, has been preparing estimates of reserves and future net revenue for more than fifty years. This report was prepared under the direction of its President who has a Bachelor of Science Degree in Petroleum Engineering and has more than fifty years' experience in estimating and evaluating reserve information.

We appreciate this opportunity to be of service to you.

Very truly yours,

LEE KEELING AND ASSOCIATES, INC.

Gordon L. Romine
President

LKA7106-Miller-Constant

**SCHEDULE NO.1**

ESTIMATED RESERVES AND FUTURE NET REVENUE
MILLER PETROLEUM, INC.
OIL AND GAS PROPERTIES
ALL FIELDS - ALL COUNTIES
CONSTANT PRICES
ALL PROVED RESERVES

DATE : 07/18/2011
TIME : 13:10:21
DBS : Miller7106REV.
SETTINGS : LKA0411
SCENARIO : LKA0411

R E S E R V E S   A N D   E C O N O M I C S

AS OF DATE: 4/30/2011

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 04-2012 | 8.468 | 191.386 | 4.988 | 72.018 | 76.200 | 4.100 | 380.064 | 295.272 | 675.336 |
| 04-2013 | 7.054 | 176.177 | 4.014 | 66.922 | 76.200 | 4.100 | 305.833 | 274.379 | 580.213 |
| 04-2014 | 6.384 | 139.086 | 3.612 | 51.817 | 76.200 | 4.100 | 275.267 | 212.450 | 487.717 |
| 04-2015 | 5.840 | 115.955 | 3.293 | 42.448 | 76.200 | 4.100 | 250.908 | 174.036 | 424.944 |
| 04-2016 | 5.326 | 101.393 | 2.988 | 36.807 | 76.200 | 4.100 | 227.655 | 150.910 | 378.564 |
| 04-2017 | 4.778 | 90.511 | 2.637 | 32.683 | 76.200 | 4.100 | 200.924 | 134.001 | 334.925 |
| 04-2018 | 4.401 | 81.505 | 2.417 | 29.400 | 76.200 | 4.100 | 184.182 | 120.541 | 304.723 |
| 04-2019 | 4.090 | 73.798 | 2.240 | 26.574 | 76.200 | 4.100 | 170.681 | 108.953 | 279.634 |
| 04-2020 | 3.748 | 67.082 | 2.033 | 24.214 | 76.200 | 4.100 | 154.917 | 99.277 | 254.195 |
| 04-2021 | 3.445 | 61.956 | 1.851 | 22.354 | 76.200 | 4.100 | 141.013 | 91.653 | 232.666 |
| 04-2022 | 3.186 | 57.677 | 1.698 | 20.801 | 76.200 | 4.100 | 129.414 | 85.285 | 214.699 |
| 04-2023 | 2.912 | 54.072 | 1.526 | 19.488 | 76.200 | 4.100 | 116.253 | 79.902 | 196.156 |
| 04-2024 | 2.717 | 50.821 | 1.418 | 18.311 | 76.200 | 4.100 | 108.057 | 75.074 | 183.132 |
| 04-2025 | 2.543 | 47.367 | 1.324 | 17.135 | 76.200 | 4.100 | 100.874 | 70.256 | 171.130 |
| 04-2026 | 2.335 | 44.557 | 1.194 | 16.139 | 76.200 | 4.100 | 90.985 | 66.172 | 157.157 |
| S TOT | 67.228 | 1353.344 | 37.231 | 497.112 | 76.200 | 4.100 | 2837.029 | 2038.160 | 4875.189 |
| AFTER | 22.060 | 621.470 | 9.430 | 228.612 | 76.200 | 4.100 | 718.561 | 937.308 | 1655.869 |
| TOTAL | 89.287 | 1974.814 | 46.661 | 725.724 | 76.200 | 4.100 | 3555.590 | 2975.468 | 6531.059 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 04-2012 | 0.000 | 20.260 | 108.109 | 0.000 | 0.000 | 296.000 | 250.966 | 250.966 | 237.542 |
| 04-2013 | 0.000 | 17.406 | 98.892 | 0.000 | 0.000 | 0.000 | 463.914 | 714.880 | 640.590 |
| 04-2014 | 0.000 | 14.632 | 95.078 | 0.000 | 0.000 | 0.000 | 378.008 | 1092.889 | 938.980 |
| 04-2015 | 0.000 | 12.748 | 90.268 | 0.000 | 0.000 | 0.000 | 321.928 | 1414.816 | 1169.948 |
| 04-2016 | 0.000 | 11.357 | 87.308 | 0.000 | 0.000 | 0.000 | 279.899 | 1694.715 | 1352.486 |
| 04-2017 | 0.000 | 10.048 | 78.204 | 0.000 | 0.000 | 0.000 | 246.673 | 1941.388 | 1498.715 |
| 04-2018 | 0.000 | 9.142 | 76.056 | 0.000 | 0.000 | 0.000 | 219.525 | 2160.913 | 1617.015 |
| 04-2019 | 0.000 | 8.389 | 74.912 | 0.000 | 0.000 | 0.000 | 196.333 | 2357.247 | 1713.196 |
| 04-2020 | 0.000 | 7.626 | 70.071 | 0.000 | 0.000 | 0.000 | 176.498 | 2533.744 | 1791.795 |
| 04-2021 | 0.000 | 6.980 | 66.384 | 0.000 | 0.000 | 0.000 | 159.302 | 2693.046 | 1856.286 |
| 04-2022 | 0.000 | 6.441 | 64.104 | 0.000 | 0.000 | 0.000 | 144.156 | 2837.200 | 1909.339 |
| 04-2023 | 0.000 | 5.885 | 59.704 | 0.000 | 0.000 | 0.000 | 130.567 | 2967.767 | 1953.022 |
| 04-2024 | 0.000 | 5.494 | 59.304 | 0.000 | 0.000 | 0.000 | 118.334 | 3086.101 | 1989.014 |
| 04-2025 | 0.000 | 5.134 | 58.854 | 0.000 | 0.000 | 0.000 | 107.142 | 3193.242 | 2018.639 |
| 04-2026 | 0.000 | 4.715 | 55.504 | 0.000 | 0.000 | 0.000 | 96.938 | 3290.181 | 2043.006 |
| S TOT | 0.000 | 146.256 | 1142.752 | 0.000 | 0.000 | 296.000 | 3290.181 | 3290.181 | 2043.006 |
| AFTER | 0.000 | 49.676 | 698.877 | 0.000 | 0.000 | 0.000 | 907.316 | 4197.497 | 2156.504 |
| TOTAL | 0.000 | 195.932 | 1841.630 | 0.000 | 0.000 | 296.000 | 4197.497 | 4197.497 | 2156.504 |

| | OIL | GAS |
|---|---|---|
| GROSS WELLS | 27.0 | 41.0 |
| GROSS ULT., MB & MMF | 447.219 | 4430.978 |
| GROSS CUM., MB & MMF | 357.931 | 2456.164 |
| GROSS RES., MB & MMF | 89.287 | 1974.814 |
| NET RES., MB & MMF | 46.661 | 725.724 |
| NET REVENUE, M$ | 3555.590 | 2975.469 |
| INITIAL PRICE, $ | 76.200 | 4.100 |
| INITIAL N.I., PCT. | 57.764 | 31.430 |

| | |
|---|---|
| LIFE, YRS. | 49.92 |
| DISCOUNT % | 10.00 |
| UNDISCOUNTED PAYOUT, YRS. | 0.54 |
| DISCOUNTED PAYOUT, YRS. | 0.54 |
| UNDISCOUNTED NET/INVEST. | 15.18 |
| DISCOUNTED NET/INVEST. | 8.61 |
| RATE-OF-RETURN, PCT. | 100.00 |
| INITIAL W.I., PCT. | 58.674 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 2836.243 |
| 9.00 | 2263.692 |
| 15.00 | 1749.145 |
| 20.00 | 1476.867 |
| 25.00 | 1281.521 |
| 30.00 | 1134.271 |
| 40.00 | 926.628 |
| 60.00 | 686.448 |
| 80.00 | 551.397 |
| 100.00 | 464.838 |

THIS SCHEDULE IS PART OF A REPORT AND SUBJECT TO QUALIFICATIONS OF THE REPORT.
LEE KEELING AND ASSOCIATES, INC.

RUN DATE: 7-18-2011

ESTIMATED RESERVES AND FUTURE NET REVENUE
MILLER PETROLEUM, INC.
OIL AND GAS PROPERTIES
ALL FIELDS - ALL COUNTIES
CONSTANT PRICES
PROVED DEVELOPED PRODUCING

DATE : 07/18/2011
TIME : 13:10:21
DBS : Miller7106REV.
SETTINGS : LKA0411
SCENARIO : LKA0411

R E S E R V E S   A N D   E C O N O M I C S

AS OF DATE: 4/10/2011

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$----- | NET GAS SALES -----M$----- | TOTAL NET SALES -----M$----- |
|---|---|---|---|---|---|---|---|---|---|
| 04-2012 | 8.468 | 134.296 | 4.988 | 47.041 | 76.200 | 4.100 | 380.064 | 192.866 | 572.930 |
| 04-2013 | 7.054 | 110.153 | 4.014 | 38.036 | 76.200 | 4.100 | 305.833 | 155.948 | 461.781 |
| 04-2014 | 6.384 | 95.284 | 3.612 | 32.654 | 76.200 | 4.100 | 275.267 | 133.881 | 409.148 |
| 04-2015 | 5.840 | 83.125 | 3.293 | 28.085 | 76.200 | 4.100 | 250.908 | 115.148 | 366.057 |
| 04-2016 | 5.326 | 75.126 | 2.988 | 25.315 | 76.200 | 4.100 | 227.655 | 103.792 | 331.447 |
| 04-2017 | 4.778 | 68.614 | 2.637 | 23.103 | 76.200 | 4.100 | 200.924 | 94.724 | 295.648 |
| 04-2018 | 4.401 | 62.730 | 2.417 | 21.186 | 76.200 | 4.100 | 184.182 | 86.863 | 271.045 |
| 04-2019 | 4.090 | 57.365 | 2.240 | 19.384 | 76.200 | 4.100 | 170.681 | 79.476 | 250.157 |
| 04-2020 | 3.748 | 52.471 | 2.033 | 17.821 | 76.200 | 4.100 | 154.917 | 73.068 | 227.985 |
| 04-2021 | 3.445 | 48.802 | 1.851 | 16.600 | 76.200 | 4.100 | 141.013 | 68.059 | 209.072 |
| 04-2022 | 3.186 | 45.717 | 1.698 | 15.568 | 76.200 | 4.100 | 129.414 | 63.831 | 193.245 |
| 04-2023 | 2.912 | 43.106 | 1.526 | 14.691 | 76.200 | 4.100 | 116.253 | 60.233 | 176.486 |
| 04-2024 | 2.717 | 40.697 | 1.418 | 13.882 | 76.200 | 4.100 | 108.057 | 56.914 | 164.972 |
| 04-2025 | 2.543 | 37.965 | 1.324 | 13.022 | 76.200 | 4.100 | 100.874 | 53.390 | 154.265 |
| 04-2026 | 2.335 | 35.781 | 1.194 | 12.300 | 76.200 | 4.100 | 90.985 | 50.429 | 141.414 |
| S TOT | 67.228 | 991.232 | 37.231 | 338.689 | 76.200 | 4.100 | 2837.029 | 1386.623 | 4225.651 |
| AFTER | 22.060 | 486.560 | 9.430 | 169.589 | 76.200 | 4.100 | 718.561 | 695.314 | 1413.875 |
| TOTAL | 89.287 | 1477.792 | 46.661 | 508.277 | 76.200 | 4.100 | 3555.590 | 2083.937 | 5639.526 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$----- | PRODUCTION TAX -----M$----- | DIRECT OPER EXPENSE -----M$----- | INTEREST PAID -----M$----- | CAPITAL REPAYMENT -----M$----- | EQUITY INVESTMENT -----M$----- | FUTURE NET CASHFLOW -----M$----- | CUMULATIVE CASHFLOW -----M$----- | CUM. DISC. CASHFLOW -----M$----- |
|---|---|---|---|---|---|---|---|---|---|
| 04-2012 | 0.000 | 17.188 | 106.809 | 0.000 | 0.000 | 0.000 | 448.932 | 448.932 | 429.269 |
| 04-2013 | 0.000 | 13.853 | 96.492 | 0.000 | 0.000 | 0.000 | 351.436 | 800.368 | 734.373 |
| 04-2014 | 0.000 | 12.274 | 92.678 | 0.000 | 0.000 | 0.000 | 304.196 | 1104.564 | 974.421 |
| 04-2015 | 0.000 | 10.982 | 87.868 | 0.000 | 0.000 | 0.000 | 267.207 | 1371.771 | 1166.095 |
| 04-2016 | 0.000 | 9.943 | 84.908 | 0.000 | 0.000 | 0.000 | 236.596 | 1608.367 | 1320.375 |
| 04-2017 | 0.000 | 8.869 | 75.804 | 0.000 | 0.000 | 0.000 | 210.974 | 1819.341 | 1445.432 |
| 04-2018 | 0.000 | 8.131 | 73.656 | 0.000 | 0.000 | 0.000 | 189.258 | 2008.598 | 1547.415 |
| 04-2019 | 0.000 | 7.505 | 72.512 | 0.000 | 0.000 | 0.000 | 170.140 | 2178.739 | 1630.763 |
| 04-2020 | 0.000 | 6.840 | 67.671 | 0.000 | 0.000 | 0.000 | 153.475 | 2332.213 | 1699.108 |
| 04-2021 | 0.000 | 6.272 | 63.984 | 0.000 | 0.000 | 0.000 | 138.816 | 2471.029 | 1755.304 |
| 04-2022 | 0.000 | 5.797 | 61.704 | 0.000 | 0.000 | 0.000 | 125.743 | 2596.773 | 1801.582 |
| 04-2023 | 0.000 | 5.295 | 57.304 | 0.000 | 0.000 | 0.000 | 113.887 | 2710.660 | 1839.685 |
| 04-2024 | 0.000 | 4.949 | 56.904 | 0.000 | 0.000 | 0.000 | 103.119 | 2813.779 | 1871.049 |
| 04-2025 | 0.000 | 4.628 | 56.454 | 0.000 | 0.000 | 0.000 | 93.183 | 2906.962 | 1896.815 |
| 04-2026 | 0.000 | 4.242 | 53.104 | 0.000 | 0.000 | 0.000 | 84.068 | 2991.030 | 1917.948 |
| S TOT | 0.000 | 126.770 | 1107.852 | 0.000 | 0.000 | 0.000 | 2991.030 | 2991.030 | 1917.948 |
| AFTER | 0.000 | 42.416 | 615.077 | 0.000 | 0.000 | 0.000 | 756.382 | 3747.412 | 2013.751 |
| TOTAL | 0.000 | 169.186 | 1722.929 | 0.000 | 0.000 | 0.000 | 3747.412 | 3747.412 | 2013.751 |

| | OIL | GAS | | | P.W. % | P.W., M$ |
|---|---|---|---|---|---|---|
| GROSS WELLS | 27.0 | 38.0 | LIFE, YRS. | 49.92 | 5.00 | 2593.679 |
| GROSS ULT., MB & MMF | 447.219 | 3933.956 | DISCOUNT % | 10.00 | 9.00 | 2105.358 |
| GROSS CUM., MB & MMF | 357.931 | 2456.164 | UNDISCOUNTED PAYOUT, YRS. | 0.00 | 15.00 | 1665.209 |
| GROSS RES., MB & MMF | 89.287 | 1477.792 | DISCOUNTED PAYOUT, YRS. | 0.00 | 20.00 | 1432.001 |
| NET RES., MB & MMF | 46.661 | 508.277 | UNDISCOUNTED NET/INVEST. | 0.00 | 25.00 | 1264.592 |
| NET REVENUE, M$ | 3555.590 | 2083.937 | DISCOUNTED NET/INVEST. | 0.00 | 30.00 | 1138.309 |
| INITIAL PRICE, $ | 76.200 | 4.100 | RATE-OF-RETURN, PCT. | 100.00 | 40.00 | 959.896 |
| INITIAL N.I., PCT. | 57.764 | 31.430 | INITIAL W.I., PCT. | 61.632 | 60.00 | 752.130 |
| | | | | | 80.00 | 633.613 |
| | | | | | 100.00 | 556.284 |

SCHEDULE NO.1

ESTIMATED RESERVES AND FUTURE NET REVENUE
MILLER PETROLEUM, INC.
OIL AND GAS PROPERTIES
ALL FIELDS - ALL COUNTIES
CONSTANT PRICES
PROVED NON-PRODUCING

DATE : 07/18/2011
TIME : 13:10:21
DBS : Miller710$REV.
SETTINGS : LKA0411
SCENARIO : LKA0411

R E S E R V E S   A N D   E C O N O M I C S

AS OF DATE: 4/30/2011

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$----- | NET GAS SALES -----M$----- | TOTAL NET SALES -----M$----- |
|---|---|---|---|---|---|---|---|---|---|
| 04-2012 | | | | | | | | | |
| 04-2013 | | | | | | | | | |
| 04-2014 | | | | | | | | | |
| 04-2015 | | | | | | | | | |
| 04-2016 | | | | | | | | | |
| 04-2017 | | | | | | | | | |
| 04-2018 | | | | | | | | | |
| 04-2019 | | | | | | | | | |
| 04-2020 | | | | | | | | | |
| 04-2021 | | | | | | | | | |
| 04-2022 | | | | | | | | | |
| 04-2023 | | | | | | | | | |
| 04-2024 | | | | | | | | | |
| 04-2025 | | | | | | | | | |
| 04-2026 | | | | | | | | | |
| S TOT | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| TOTAL | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$----- | PRODUCTION TAX -----M$----- | DIRECT OPER EXPENSE -----M$----- | INTEREST PAID -----M$----- | CAPITAL REPAYMENT -----M$----- | EQUITY INVESTMENT -----M$----- | FUTURE NET CASHFLOW -----M$----- | CUMULATIVE CASHFLOW -----M$----- | CUM. DISC. CASHFLOW -----M$----- |
|---|---|---|---|---|---|---|---|---|---|
| 04-2012 | | | | | | | | | |
| 04-2013 | | | | | | | | | |
| 04-2014 | | | | | | | | | |
| 04-2015 | | | | | | | | | |
| 04-2016 | | | | | | | | | |
| 04-2017 | | | | | | | | | |
| 04-2018 | | | | | | | | | |
| 04-2019 | | | | | | | | | |
| 04-2020 | | | | | | | | | |
| 04-2021 | | | | | | | | | |
| 04-2022 | | | | | | | | | |
| 04-2023 | | | | | | | | | |
| 04-2024 | | | | | | | | | |
| 04-2025 | | | | | | | | | |
| 04-2026 | | | | | | | | | |
| S TOT | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| TOTAL | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |

| | OIL | GAS |
|---|---|---|
| GROSS WELLS | 0.0 | 1.0 |
| GROSS ULT., MB & MMF | 0.000 | 0.000 |
| GROSS CUM., MB & MMF | 0.000 | 0.000 |
| GROSS RES., MB & MMF | 0.000 | 0.000 |
| NET RES., MB & MMF | 0.000 | 0.000 |
| NET REVENUE, M$ | 0.000 | 0.000 |
| INITIAL PRICE, $ | 0.000 | 4.100 |
| INITIAL N.I., PCT. | 0.000 | 0.000 |

| | |
|---|---|
| LIFE, YRS. | 0.00 |
| DISCOUNT % | 10.00 |
| UNDISCOUNTED PAYOUT, YRS. | 0.00 |
| DISCOUNTED PAYOUT, YRS. | 0.00 |
| UNDISCOUNTED NET/INVEST. | 0.00 |
| DISCOUNTED NET/INVEST. | 0.00 |
| RATE-OF-RETURN, PCT. | 0.00 |
| INITIAL W.I., PCT. | 40.000 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 0.000 |
| 9.00 | 0.000 |
| 15.00 | 0.000 |
| 20.00 | 0.000 |
| 25.00 | 0.000 |
| 30.00 | 0.000 |
| 40.00 | 0.000 |
| 60.00 | 0.000 |
| 80.00 | 0.000 |
| 100.00 | 0.000 |

ESTIMATED RESERVES AND FUTURE NET REVENUE
MILLER PETROLEUM, INC.
OIL AND GAS PROPERTIES
ALL FIELDS - ALL COUNTIES
CONSTANT PRICES
PROVED UNDEVELOPED

DATE : 07/18/2011
TIME : 13:10:21
DBS : Miller7106REV.
SETTINGS : LKA0411
SCENARIO : LKA0411

R E S E R V E S   A N D   E C O N O M I C S

AS OF DATE: 4/30/2011

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 04-2012 | 0.000 | 57.090 | 0.000 | 24.977 | 0.000 | 4.100 | 0.000 | 102.406 | 102.406 |
| 04-2013 | 0.000 | 66.025 | 0.000 | 28.886 | 0.000 | 4.100 | 0.000 | 118.432 | 118.432 |
| 04-2014 | 0.000 | 43.802 | 0.000 | 19.163 | 0.000 | 4.100 | 0.000 | 78.569 | 78.569 |
| 04-2015 | 0.000 | 32.829 | 0.000 | 14.363 | 0.000 | 4.100 | 0.000 | 58.887 | 58.887 |
| 04-2016 | 0.000 | 26.267 | 0.000 | 11.492 | 0.000 | 4.100 | 0.000 | 47.117 | 47.117 |
| 04-2017 | 0.000 | 21.897 | 0.000 | 9.580 | 0.000 | 4.100 | 0.000 | 39.277 | 39.277 |
| 04-2018 | 0.000 | 18.775 | 0.000 | 8.214 | 0.000 | 4.100 | 0.000 | 33.678 | 33.678 |
| 04-2019 | 0.000 | 16.433 | 0.000 | 7.190 | 0.000 | 4.100 | 0.000 | 29.477 | 29.477 |
| 04-2020 | 0.000 | 14.611 | 0.000 | 6.393 | 0.000 | 4.100 | 0.000 | 26.209 | 26.209 |
| 04-2021 | 0.000 | 13.154 | 0.000 | 5.755 | 0.000 | 4.100 | 0.000 | 23.594 | 23.594 |
| 04-2022 | 0.000 | 11.960 | 0.000 | 5.233 | 0.000 | 4.100 | 0.000 | 21.454 | 21.454 |
| 04-2023 | 0.000 | 10.966 | 0.000 | 4.797 | 0.000 | 4.100 | 0.000 | 19.670 | 19.670 |
| 04-2024 | 0.000 | 10.124 | 0.000 | 4.429 | 0.000 | 4.100 | 0.000 | 18.160 | 18.160 |
| 04-2025 | 0.000 | 9.402 | 0.000 | 4.113 | 0.000 | 4.100 | 0.000 | 16.865 | 16.865 |
| 04-2026 | 0.000 | 8.776 | 0.000 | 3.840 | 0.000 | 4.100 | 0.000 | 15.743 | 15.743 |
| S TOT | 0.000 | 362.112 | 0.000 | 158.424 | 0.000 | 4.100 | 0.000 | 649.538 | 649.538 |
| AFTER | 0.000 | 134.910 | 0.000 | 59.023 | 0.000 | 4.100 | 0.000 | 241.994 | 241.994 |
| TOTAL | 0.000 | 497.021 | 0.000 | 217.447 | 0.000 | 4.100 | 0.000 | 891.532 | 891.532 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 04-2012 | 0.000 | 3.072 | 1.300 | 0.000 | 0.000 | 296.000 | -197.966 | -197.966 | -191.706 |
| 04-2013 | 0.000 | 3.553 | 2.400 | 0.000 | 0.000 | 0.000 | 112.479 | -85.488 | -93.783 |
| 04-2014 | 0.000 | 2.357 | 2.400 | 0.000 | 0.000 | 0.000 | 73.812 | -11.675 | -35.441 |
| 04-2015 | 0.000 | 1.767 | 2.400 | 0.000 | 0.000 | 0.000 | 54.721 | 43.045 | 3.853 |
| 04-2016 | 0.000 | 1.414 | 2.400 | 0.000 | 0.000 | 0.000 | 43.304 | 86.349 | 32.111 |
| 04-2017 | 0.000 | 1.178 | 2.400 | 0.000 | 0.000 | 0.000 | 35.699 | 122.048 | 53.283 |
| 04-2018 | 0.000 | 1.010 | 2.400 | 0.000 | 0.000 | 0.000 | 30.267 | 152.315 | 69.599 |
| 04-2019 | 0.000 | 0.884 | 2.400 | 0.000 | 0.000 | 0.000 | 26.193 | 178.508 | 82.433 |
| 04-2020 | 0.000 | 0.786 | 2.400 | 0.000 | 0.000 | 0.000 | 23.023 | 201.531 | 92.687 |
| 04-2021 | 0.000 | 0.708 | 2.400 | 0.000 | 0.000 | 0.000 | 20.486 | 222.017 | 100.982 |
| 04-2022 | 0.000 | 0.644 | 2.400 | 0.000 | 0.000 | 0.000 | 18.410 | 240.427 | 107.757 |
| 04-2023 | 0.000 | 0.590 | 2.400 | 0.000 | 0.000 | 0.000 | 16.680 | 257.107 | 113.338 |
| 04-2024 | 0.000 | 0.545 | 2.400 | 0.000 | 0.000 | 0.000 | 15.215 | 272.322 | 117.965 |
| 04-2025 | 0.000 | 0.506 | 2.400 | 0.000 | 0.000 | 0.000 | 13.959 | 286.281 | 121.824 |
| 04-2026 | 0.000 | 0.472 | 2.400 | 0.000 | 0.000 | 0.000 | 12.870 | 299.151 | 125.059 |
| S TOT | 0.000 | 19.486 | 34.900 | 0.000 | 0.000 | 296.000 | 299.151 | 299.151 | 125.059 |
| AFTER | 0.000 | 7.260 | 83.800 | 0.000 | 0.000 | 0.000 | 150.934 | 450.086 | 142.753 |
| TOTAL | 0.000 | 26.746 | 118.700 | 0.000 | 0.000 | 296.000 | 450.086 | 450.086 | 142.753 |

| | OIL | GAS |
|---|---|---|
| GROSS WELLS | 0.0 | 2.0 |
| GROSS ULT., MB & MMF | 0.000 | 497.021 |
| GROSS CUM., MB & MMF | 0.000 | 0.000 |
| GROSS RES., MB & MMF | 0.000 | 497.021 |
| NET RES., MB & MMF | 0.000 | 217.447 |
| NET REVENUE, M$ | 0.000 | 891.531 |
| INITIAL PRICE, $ | 0.000 | 4.100 |
| INITIAL N.I., PCT. | 0.000 | 43.750 |

| | |
|---|---|
| LIFE, YRS. | 49.92 |
| DISCOUNT % | 10.00 |
| UNDISCOUNTED PAYOUT, YRS. | 3.21 |
| DISCOUNTED PAYOUT, YRS. | 3.90 |
| UNDISCOUNTED NET/INVEST. | 2.52 |
| DISCOUNTED NET/INVEST. | 1.50 |
| RATE-OF-RETURN, PCT. | 29.04 |
| INITIAL W.I., PCT. | 50.000 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 242.564 |
| 9.00 | 158.334 |
| 15.00 | 83.937 |
| 20.00 | 44.866 |
| 25.00 | 16.929 |
| 30.00 | -4.038 |
| 40.00 | -33.268 |
| 60.00 | -65.681 |
| 80.00 | -82.216 |
| 100.00 | -91.446 |

THIS SCHEDULE IS PART OF A REPORT AND SUBJECT TO QUALIFICATIONS OF THE REPORT.
LEE KEELING AND ASSOCIATES, INC.

RUN DATE: 7-18-2011

LEE KEELING AND ASSOCIATES, INC.

PETROLEUM CONSULTANTS

First Place Tower
15 East Fifth Street • Suite 3500
Tulsa, Oklahoma 74103-4350
(918) 587-5521 • Fax: (918) 587-2881

July 18, 2011

Miller Petroleum, Inc.
3651 Baker Highway
P. O. Box 130
Huntsville, Tennessee 37756

Attn: Mr. Deloy Miller
Chairman of the Board

RE: Estimated Reserves and
Future Net Revenue
ETC, Inc. -Tennessee Properties
ETC LLC (II) Tennessee Properties
Constant Prices

Gentlemen:

In accordance with the request of Miller Petroleum, Inc. (Miller) in connection with Miller's annual report to its shareholders, we have prepared an estimate of net reserves and future net revenue to be realized from the ETC, Inc.-Tennessee properties (ETC) and ETC LLC (II) Tennessee (ETC II) both recently acquired by Miller and located in the Tennessee counties of Fentress, Morgan, and Scott. (All of ETC II's properties are in Morgan and Scott Counties.) Our estimate includes all of ETC's and ETC II's net reserves. The effective date of this estimate is April 30, 2011. The date on which the report was completed was July 18, 2011, and the results are summarized as follows:

| | ESTIMATED REMAINING NET RESERVES | | FUTURE NET REVENUE | |
|---|---|---|---|---|
| RESERVE CLASSIFICATION | Oil (BBL) | Gas (MCF) | Total ($) | Present Worth Disc. @ 10% ($) |
| Proved Developed | | | | |
| ETC, Inc. | 14,613 | 22,176 | 478,873 | 278,117 |
| ETC LLC (II) | 15,095 | 49,357 | 680,853 | 372,827 |
| TOTAL | 29,708 | 71,533 | 1,159,726 | 650,944 |

Note: Totals may not agree with schedules due to roundoff.

Future net revenue is the amount, exclusive of state and federal income taxes, which will accrue to the subject interests from continued operation of the properties to depletion. It should not be construed as a fair market or trading value.

A summary forecast of annual gross and net production, income, severance taxes, operating income, and net revenue from both entities is included as Exhibit I and immediately follows this letter.

No attempt has been made to quantify or otherwise account for any accumulative gas production imbalances that may exist. Neither has an attempt been made to determine whether the wells and facilities are in compliance with various governmental regulations, nor have costs been included in the event they are not.

This report consists of two sections, the first for ETC and the second for ETC II. Each section has four schedules. Schedule No. 1 presents summary forecasts of annual gross and net production, severance taxes, operating income, and net revenue. Schedule No. 2 is a sequential listing of the forecast entities based on discounted future net revenue. An alphabetical one-line listing of the forecast entities is presented on Schedule No. 3. Schedule No. 4 presents the individual cash flows for the various entities.

## BACKGROUND

The estimate of ETC is concerned with approximately 74 oil and 84 gas wells located in the previously mentioned Tennessee counties. On the effective date of the estimate, these wells were producing approximately 11 barrels of oil per day and 57 MCF of gas per day. ETC II had interest in 29 oil and 92 gas wells, and on the effective date they were producing 75 barrels of oil per day plus 517 MCF of gas per day.

## CLASSIFICATION OF RESERVES

Reserves assigned to the various wells have been classified as "proved developed" in accordance with the definitions of the proved reserves as promulgated by the Securities and Exchange Commission (SEC). These are as follows:

Proved Developed Oil and Gas Reserves are reserves that can be recovered with reasonable certainty through existing wells with existing equipment and operating methods. Additional oil and gas expected to be obtained through the application of fluid injection or other improved recovery techniques for supplementing the natural forces and mechanisms of primary recovery should be included as "proved developed reserves" only after testing by a pilot project or after the operation of an installed program has confirmed through production response that increased recovery will be achieved.

## ESTIMATION OF RESERVES

We reviewed the complete production histories of the ETC and ETC II wells, along with completion data, past operating costs, product pricing and other relevant well data. This review confirmed that the subject wells were being profitably operated and that oil and gas reserves could be assigned to them.

Most wells of both entities have been producing for a considerable length of time and had well-defined production declining trends. It is our opinion that extrapolation of those trends to an economic limit afforded the most reliable estimate of the reserves that could be assigned to the wells. Reserves attributable to these wells were based upon extrapolation of those trends to economic limits. Reserves attributable to wells with limited production histories were estimated by analogy to the older wells.

Our estimate of reserves used methods and procedures considered necessary under the circumstances to prepare this report.

## FUTURE NET REVENUE

### Pricing Provisions

The unit price used throughout this report for crude oil, condensate and natural gas is based upon the appropriate price in effect the first trading day of each month from May 1, 2010 through April 1, 2011 and averaged for the year.

### Oil Income

Income from the sale of oil was estimated using the average of the above prices received by Miller from the various wells. These prices, $61.21 per barrel for ETC wells and $76.95 per barrel for ETC II wells, were provided by the staff of Miller and were held constant throughout the life of each property. Except for provisions for state severance taxes, there were no deductions from this price.

### Gas Income

Income from the sale of gas was also estimated using the average of the above prices Miller received from its various wells. These prices, also provided by the staff of Miller, were $2.877 per MCF for gas sold from the ETC wells and $2.45 per MCF for gas sold from the ETC II wells.

These prices were held constant throughout the life of each property. Provisions were also made for state severance taxes.

### Operating Expenses

Operating expenses were based upon actual operating costs incurred by ETC and ETC II in their operations as supplied by the staff of Miller. All expenses have been held constant throughout the life of each lease.

## GENERAL

The assumptions, data, methods and procedures used are appropriate for the purpose served by the report.

Information upon which this estimate of net reserves and future net revenue was furnished by the staff of Miller or was obtained by us from outside sources we consider to be reliable. This information is assumed to be correct. No attempt has been made to verify title or ownership of the

subject properties. Interests attributed to wells to be drilled at undeveloped locations are based on current ownership. Wells were not inspected by a representative of this firm, nor were they tested under our supervision; however, the performance of the majority of the wells was discussed with ETC and ETC II representatives.

This report has been prepared utilizing methods and procedures regularly used by petroleum engineers to estimate oil and gas reserves for properties of this type and character. The recovery of oil and gas reserves and projection of producing rates are dependent upon many variable factors including prudent operation, compression of gas when needed, market demand, installation of lifting equipment, and remedial work when required. The reserves included in this report have been based upon the assumption that the wells will be operated in a prudent manner under the same conditions existing on the effective date. Actual production results and future well data may yield additional facts, not presently available to us, which may require an adjustment to our estimates.

You should be aware that state regulatory authorities could, in the future, change the allocation of reserves allowed to be produced from a particular well in any reservoir, thereby altering the material premise upon which our reserve estimates may be based.

The projection of cash flow has been made assuming constant prices. There is no assurance that prices will not vary. For this reason and those listed in the previous paragraph, the future net cash from the sale of production from the subject properties may vary from the estimates contained in this report.

The information developed during the course of this investigation, basic data, maps and worksheets showing recovery determinations are available for inspection in our office.

Lee Keeling and Associates, Inc., Miller's third-party engineer, has been preparing estimates of reserves and future net revenue for more than fifty years. This report was prepared under the direction of its President, who has a Bachelor of Science Degree in Petroleum Engineering and has more than fifty years' experience in estimating and evaluating reserve information.

We appreciate this opportunity to be of service to you.

Very truly yours,

LEE KEELING AND ASSOCIATES, INC.

Gordon L. Romine
President

LKA7105-ETC & ETC II

ESTIMATED RESERVES AND FUTURE NET REVENUE
MILLER PETROLEUM, INC
ETC Inc.
ALL PROVED RESERVES
DEVELOPED PRODUCING

DATE : 07/18/2011
TIME : 15:37:57
DBS : MILLERETC
SETTINGS : LKA0411
SCENARIO : ETC

# R E S E R V E S A N D E C O N O M I C S

AS OF DATE: 4/30/2011

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2011 | 2.733 | 13.883 | 1.015 | 5.967 | 61.210 | 2.877 | 62.126 | 17.167 | 79.293 |
| 12-2012 | 2.737 | 10.870 | 1.224 | 4.682 | 61.210 | 2.877 | 74.893 | 13.469 | 88.362 |
| 12-2013 | 2.069 | 7.049 | 1.037 | 3.097 | 61.210 | 2.877 | 63.474 | 8.911 | 72.386 |
| 12-2014 | 1.703 | 4.982 | 0.904 | 2.237 | 61.210 | 2.877 | 55.347 | 6.435 | 61.782 |
| 12-2015 | 1.494 | 4.190 | 0.813 | 1.819 | 61.210 | 2.877 | 49.760 | 5.233 | 54.993 |
| 12-2016 | 1.420 | 3.029 | 0.772 | 1.045 | 61.210 | 2.877 | 47.272 | 3.007 | 50.279 |
| 12-2017 | 1.349 | 2.305 | 0.734 | 0.605 | 61.210 | 2.877 | 44.909 | 1.741 | 46.650 |
| 12-2018 | 1.281 | 2.075 | 0.697 | 0.545 | 61.210 | 2.877 | 42.663 | 1.567 | 44.230 |
| 12-2019 | 1.217 | 1.867 | 0.662 | 0.490 | 61.210 | 2.877 | 40.530 | 1.410 | 41.940 |
| 12-2020 | 1.156 | 1.681 | 0.629 | 0.441 | 61.210 | 2.877 | 38.503 | 1.269 | 39.773 |
| 12-2021 | 1.099 | 1.513 | 0.598 | 0.397 | 61.210 | 2.877 | 36.578 | 1.142 | 37.721 |
| 12-2022 | 1.044 | 1.361 | 0.568 | 0.357 | 61.210 | 2.877 | 34.749 | 1.028 | 35.777 |
| 12-2023 | 0.991 | 1.225 | 0.539 | 0.322 | 61.210 | 2.877 | 33.012 | 0.925 | 33.937 |
| 12-2024 | 0.884 | 0.657 | 0.481 | 0.173 | 61.210 | 2.877 | 29.458 | 0.496 | 29.954 |
| 12-2025 | 0.800 | 0.000 | 0.435 | 0.000 | 61.210 | 0.000 | 26.660 | 0.000 | 26.660 |
| S TOT | 21.977 | 56.688 | 11.108 | 22.176 | 61.210 | 2.877 | 679.935 | 63.801 | 743.736 |
| AFTER | 5.554 | 0.000 | 3.505 | 0.000 | 61.210 | 0.000 | 214.513 | 0.000 | 214.513 |
| TOTAL | 27.531 | 56.688 | 14.613 | 22.176 | 61.210 | 2.877 | 894.448 | 63.801 | 958.249 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2011 | 0.000 | 2.379 | 27.446 | 0.000 | 0.000 | 0.000 | 49.468 | 49.468 | 48.022 |
| 12-2012 | 0.000 | 2.651 | 32.178 | 0.000 | 0.000 | 0.000 | 53.534 | 103.002 | 96.046 |
| 12-2013 | 0.000 | 2.172 | 27.334 | 0.000 | 0.000 | 0.000 | 42.880 | 145.882 | 130.996 |
| 12-2014 | 0.000 | 1.853 | 23.618 | 0.000 | 0.000 | 0.000 | 36.310 | 182.193 | 157.884 |
| 12-2015 | 0.000 | 1.650 | 20.873 | 0.000 | 0.000 | 0.000 | 32.470 | 214.663 | 179.738 |
| 12-2016 | 0.000 | 1.508 | 19.502 | 0.000 | 0.000 | 0.000 | 29.269 | 243.932 | 197.646 |
| 12-2017 | 0.000 | 1.399 | 18.523 | 0.000 | 0.000 | 0.000 | 26.728 | 270.659 | 212.511 |
| 12-2018 | 0.000 | 1.327 | 18.523 | 0.000 | 0.000 | 0.000 | 24.381 | 295.040 | 224.839 |
| 12-2019 | 0.000 | 1.258 | 18.523 | 0.000 | 0.000 | 0.000 | 22.139 | 317.199 | 235.025 |
| 12-2020 | 0.000 | 1.193 | 18.523 | 0.000 | 0.000 | 0.000 | 20.057 | 337.256 | 243.407 |
| 12-2021 | 0.000 | 1.132 | 18.523 | 0.000 | 0.000 | 0.000 | 18.066 | 355.322 | 250.271 |
| 12-2022 | 0.000 | 1.073 | 18.523 | 0.000 | 0.000 | 0.000 | 16.182 | 371.504 | 255.860 |
| 12-2023 | 0.000 | 1.018 | 18.523 | 0.000 | 0.000 | 0.000 | 14.396 | 385.900 | 260.381 |
| 12-2024 | 0.000 | 0.899 | 16.319 | 0.000 | 0.000 | 0.000 | 12.737 | 398.637 | 264.017 |
| 12-2025 | 0.000 | 0.800 | 14.516 | 0.000 | 0.000 | 0.000 | 11.344 | 409.982 | 266.961 |
| S TOT | 0.000 | 22.312 | 311.442 | 0.000 | 0.000 | 0.000 | 409.982 | 409.982 | 266.961 |
| AFTER | 0.000 | 6.435 | 139.187 | 0.000 | 0.000 | 0.000 | 68.891 | 478.873 | 278.117 |
| TOTAL | 0.000 | 28.747 | 450.629 | 0.000 | 0.000 | 0.000 | 478.873 | 478.873 | 278.117 |

| | OIL | GAS |
|---|---|---|
| GROSS WELLS | 74.0 | 84.0 |
| GROSS ULT., MB & MMF | 68.201 | 104.655 |
| GROSS CUM., MB & MMF | 40.669 | 47.968 |
| GROSS RES., MB & MMF | 27.531 | 56.688 |
| NET RES., MB & MMF | 14.613 | 22.176 |
| NET REVENUE, M$ | 894.448 | 63.801 |
| INITIAL PRICE, $ | 61.210 | 2.877 |
| INITIAL N.I., PCT. | 50.222 | 40.035 |

| | |
|---|---|
| LIFE, YRS. | 33.67 |
| DISCOUNT % | 10.00 |
| UNDISCOUNTED PAYOUT, YRS. | 0.00 |
| DISCOUNTED PAYOUT, YRS. | 0.00 |
| UNDISCOUNTED NET/INVEST. | 0.00 |
| DISCOUNTED NET/INVEST. | 0.00 |
| RATE-OF-RETURN, PCT. | 100.00 |
| INITIAL W.I., PCT. | 52.205 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 350.517 |
| 10.00 | 278.117 |
| 15.00 | 232.527 |
| 20.00 | 201.408 |
| 25.00 | 178.862 |
| 30.00 | 161.773 |
| 40.00 | 137.543 |
| 60.00 | 109.205 |
| 80.00 | 92.961 |
| 100.00 | 82.283 |

THIS SCHEDULE IS PART OF A REPORT AND SUBJECT TO QUALIFICATIONS OF THE REPORT.
LEE KEELING AND ASSOCIATES, INC.

RUN DATE: 7-18-2011

**ETC LLC** **SCHEDULE NO. 1**

ESTIMATED RESERVES AND FUTURE NET REVENUE
MILLER PETROLEUM, INC.
ETC LLC
ALL PROVED RESERVES

DATE : 06/29/2011
TIME : 15:21:45
DBS : MILLERETCII
SETTINGS : LKA0411
SCENARIO : LKA0411

R E S E R V E S  A N D  E C O N O M I C S

AS OF DATE: 4/30/2011

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2011 | 1.126 | 21.249 | 0.827 | 8.655 | 76.950 | 2.450 | 63.667 | 21.205 | 84.872 |
| 12-2012 | 1.394 | 23.776 | 1.124 | 9.058 | 76.950 | 2.450 | 86.456 | 22.193 | 108.649 |
| 12-2013 | 1.282 | 19.286 | 1.041 | 7.502 | 76.950 | 2.450 | 80.139 | 18.380 | 98.519 |
| 12-2014 | 1.193 | 15.196 | 0.970 | 5.786 | 76.950 | 2.450 | 74.607 | 14.175 | 88.782 |
| 12-2015 | 1.100 | 12.753 | 0.894 | 5.031 | 76.950 | 2.450 | 68.826 | 12.325 | 81.151 |
| 12-2016 | 0.954 | 10.790 | 0.785 | 4.393 | 76.950 | 2.450 | 60.381 | 10.763 | 71.144 |
| 12-2017 | 0.894 | 8.020 | 0.735 | 3.612 | 76.950 | 2.450 | 56.574 | 8.849 | 65.423 |
| 12-2018 | 0.839 | 6.044 | 0.690 | 2.848 | 76.950 | 2.450 | 53.114 | 6.977 | 60.091 |
| 12-2019 | 0.789 | 2.803 | 0.649 | 0.989 | 76.950 | 2.450 | 49.954 | 2.424 | 52.378 |
| 12-2020 | 0.721 | 2.036 | 0.592 | 0.532 | 76.950 | 2.450 | 45.584 | 1.303 | 46.887 |
| 12-2021 | 0.677 | 1.741 | 0.556 | 0.431 | 76.950 | 2.450 | 42.768 | 1.057 | 43.825 |
| 12-2022 | 0.642 | 1.521 | 0.528 | 0.377 | 76.950 | 2.450 | 40.618 | 0.924 | 41.542 |
| 12-2023 | 0.594 | 0.576 | 0.491 | 0.143 | 76.950 | 2.450 | 37.759 | 0.350 | 38.108 |
| 12-2024 | 0.490 | 0.000 | 0.415 | 0.000 | 76.950 | 0.000 | 31.916 | 0.000 | 31.916 |
| 12-2025 | 0.467 | 0.000 | 0.395 | 0.000 | 76.950 | 0.000 | 30.417 | 0.000 | 30.417 |
| S TOT | 13.164 | 125.791 | 10.692 | 49.357 | 76.950 | 2.450 | 822.780 | 120.925 | 943.705 |
| AFTER | 5.183 | 0.000 | 4.402 | 0.000 | 76.950 | 0.000 | 338.765 | 0.000 | 338.765 |
| TOTAL | 18.347 | 125.791 | 15.095 | 49.357 | 76.950 | 2.450 | 1161.545 | 120.925 | 1282.470 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2011 | 0.000 | 2.546 | 27.527 | 0.000 | 0.000 | 0.000 | 54.799 | 54.799 | 53.146 |
| 12-2012 | 0.000 | 3.259 | 34.691 | 0.000 | 0.000 | 0.000 | 70.699 | 125.497 | 116.501 |
| 12-2013 | 0.000 | 2.956 | 34.091 | 0.000 | 0.000 | 0.000 | 61.473 | 186.970 | 166.578 |
| 12-2014 | 0.000 | 2.663 | 32.291 | 0.000 | 0.000 | 0.000 | 53.828 | 240.798 | 206.438 |
| 12-2015 | 0.000 | 2.435 | 31.488 | 0.000 | 0.000 | 0.000 | 47.229 | 288.026 | 230.232 |
| 12-2016 | 0.000 | 2.134 | 27.477 | 0.000 | 0.000 | 0.000 | 41.533 | 329.559 | 263.649 |
| 12-2017 | 0.000 | 1.963 | 26.877 | 0.000 | 0.000 | 0.000 | 36.584 | 366.143 | 284.002 |
| 12-2018 | 0.000 | 1.803 | 26.090 | 0.000 | 0.000 | 0.000 | 32.199 | 398.341 | 300.287 |
| 12-2019 | 0.000 | 1.571 | 22.227 | 0.000 | 0.000 | 0.000 | 28.579 | 426.921 | 313.426 |
| 12-2020 | 0.000 | 1.407 | 19.827 | 0.000 | 0.000 | 0.000 | 25.653 | 452.574 | 324.146 |
| 12-2021 | 0.000 | 1.315 | 19.227 | 0.000 | 0.000 | 0.000 | 23.283 | 475.857 | 332.992 |
| 12-2022 | 0.000 | 1.246 | 19.227 | 0.000 | 0.000 | 0.000 | 21.069 | 496.925 | 340.268 |
| 12-2023 | 0.000 | 1.143 | 18.425 | 0.000 | 0.000 | 0.000 | 18.540 | 515.466 | 346.093 |
| 12-2024 | 0.000 | 0.957 | 14.414 | 0.000 | 0.000 | 0.000 | 16.545 | 532.011 | 350.815 |
| 12-2025 | 0.000 | 0.913 | 14.414 | 0.000 | 0.000 | 0.000 | 15.091 | 547.102 | 354.730 |
| S TOT | 0.000 | 28.311 | 368.292 | 0.000 | 0.000 | 0.000 | 547.102 | 547.102 | 354.730 |
| AFTER | 0.000 | 10.163 | 194.851 | 0.000 | 0.000 | 0.000 | 133.751 | 680.853 | 372.827 |
| TOTAL | 0.000 | 38.474 | 563.143 | 0.000 | 0.000 | 0.000 | 680.853 | 680.853 | 372.827 |

| | OIL | GAS |
|---|---|---|
| GROSS WELLS | 29.0 | 92.0 |
| GROSS ULT., MB & MMF | 27.508 | 186.309 |
| GROSS CUM., MB & MMF | 9.161 | 60.518 |
| GROSS RES., MB & MMF | 18.347 | 125.791 |
| NET RES., MB & MMF | 15.095 | 49.357 |
| NET REVENUE, M$ | 1161.545 | 120.925 |
| INITIAL PRICE, $ | 76.950 | 2.450 |
| INITIAL N.I., PCT. | 71.392 | 37.397 |

| | |
|---|---|
| LIFE, YRS. | 43.08 |
| DISCOUNT % | 10.00 |
| UNDISCOUNTED PAYOUT, YRS. | 0.00 |
| DISCOUNTED PAYOUT, YRS. | 0.00 |
| UNDISCOUNTED NET/INVEST. | 0.00 |
| DISCOUNTED NET/INVEST. | 0.00 |
| RATE-OF-RETURN, PCT. | 100.00 |
| INITIAL W.I., PCT. | 59.536 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 477.878 |
| 10.00 | 372.827 |
| 15.00 | 308.958 |
| 20.00 | 265.908 |
| 25.00 | 234.825 |
| 30.00 | 211.268 |
| 40.00 | 177.821 |
| 60.00 | 138.657 |
| 80.00 | 116.257 |
| 100.00 | 101.648 |

THIS SCHEDULE IS PART OF A REPORT AND SUBJECT TO QUALIFICATIONS OF THE REPORT.
LEE KEELING AND ASSOCIATES, INC.

**RUN DATE: 6-29-2011**

ESTIMATED RESERVES AND FUTURE NET REVENUE
MILLER PETROLEUM, INC.
ETC LLC
PROVED DEVELOPED PRODUCING

DATE : 06/29/2011
TIME : 15:21:45
DBS : MILLERETCII
SETTINGS : LKA0411
SCENARIO : LKA0411

# RESERVES AND ECONOMICS

AS OF DATE: 4/30/2011

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$----- | NET GAS SALES -----M$----- | TOTAL NET SALES -----M$----- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2011 | 1.126 | 21.249 | 0.827 | 8.655 | 76.950 | 2.450 | 63.667 | 21.205 | 84.872 |
| 12-2012 | 1.394 | 23.776 | 1.124 | 9.058 | 76.950 | 2.450 | 86.456 | 22.193 | 108.649 |
| 12-2013 | 1.282 | 19.286 | 1.041 | 7.502 | 76.950 | 2.450 | 80.139 | 18.380 | 98.519 |
| 12-2014 | 1.195 | 15.196 | 0.970 | 5.786 | 76.950 | 2.450 | 74.607 | 14.175 | 88.782 |
| 12-2015 | 1.100 | 12.753 | 0.894 | 5.031 | 76.950 | 2.450 | 68.826 | 12.325 | 81.151 |
| 12-2016 | 0.964 | 10.790 | 0.785 | 4.393 | 76.950 | 2.450 | 60.381 | 10.763 | 71.144 |
| 12-2017 | 0.894 | 8.020 | 0.735 | 3.612 | 76.950 | 2.450 | 56.574 | 8.849 | 65.423 |
| 12-2018 | 0.839 | 6.044 | 0.690 | 2.848 | 76.950 | 2.450 | 53.114 | 6.977 | 60.091 |
| 12-2019 | 0.789 | 2.803 | 0.649 | 0.989 | 76.950 | 2.450 | 49.954 | 2.424 | 52.378 |
| 12-2020 | 0.721 | 2.036 | 0.592 | 0.532 | 76.950 | 2.450 | 45.584 | 1.303 | 46.887 |
| 12-2021 | 0.677 | 1.741 | 0.556 | 0.431 | 76.950 | 2.450 | 42.768 | 1.057 | 43.825 |
| 12-2022 | 0.642 | 1.521 | 0.528 | 0.377 | 76.950 | 2.450 | 40.618 | 0.924 | 41.542 |
| 12-2023 | 0.594 | 0.576 | 0.491 | 0.143 | 76.950 | 2.450 | 37.759 | 0.350 | 38.108 |
| 12-2024 | 0.490 | 0.000 | 0.415 | 0.000 | 76.950 | 0.000 | 31.916 | 0.000 | 31.916 |
| 12-2025 | 0.467 | 0.000 | 0.395 | 0.000 | 76.950 | 0.000 | 30.417 | 0.000 | 30.417 |
| S TOT | 13.164 | 125.791 | 10.692 | 49.357 | 76.950 | 2.450 | 822.780 | 120.925 | 943.705 |
| AFTER | 5.183 | 0.000 | 4.402 | 0.000 | 76.950 | 0.000 | 338.765 | 0.000 | 338.765 |
| TOTAL | 18.347 | 125.791 | 15.095 | 49.357 | 76.950 | 2.450 | 1161.545 | 120.925 | 1282.470 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$----- | PRODUCTION TAX -----M$----- | DIRECT OPER EXPENSE -----M$----- | INTEREST PAID -----M$----- | CAPITAL REPAYMENT -----M$----- | EQUITY INVESTMENT -----M$----- | FUTURE NET CASHFLOW -----M$----- | CUMULATIVE CASHFLOW -----M$----- | CUM. DISC. CASHFLOW -----M$----- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2011 | 0.000 | 2.546 | 27.527 | 0.000 | 0.000 | 0.000 | 54.799 | 54.799 | 53.146 |
| 12-2012 | 0.000 | 3.259 | 34.691 | 0.000 | 0.000 | 0.000 | 70.699 | 125.497 | 116.501 |
| 12-2013 | 0.000 | 2.956 | 34.091 | 0.000 | 0.000 | 0.000 | 61.473 | 186.970 | 166.578 |
| 12-2014 | 0.000 | 2.663 | 32.291 | 0.000 | 0.000 | 0.000 | 53.828 | 240.798 | 206.438 |
| 12-2015 | 0.000 | 2.435 | 31.488 | 0.000 | 0.000 | 0.000 | 47.229 | 288.026 | 238.232 |
| 12-2016 | 0.000 | 2.134 | 27.477 | 0.000 | 0.000 | 0.000 | 41.533 | 329.559 | 263.649 |
| 12-2017 | 0.000 | 1.963 | 26.877 | 0.000 | 0.000 | 0.000 | 36.584 | 366.143 | 284.002 |
| 12-2018 | 0.000 | 1.803 | 26.090 | 0.000 | 0.000 | 0.000 | 32.199 | 398.341 | 300.287 |
| 12-2019 | 0.000 | 1.571 | 22.227 | 0.000 | 0.000 | 0.000 | 28.579 | 426.921 | 313.426 |
| 12-2020 | 0.000 | 1.407 | 19.827 | 0.000 | 0.000 | 0.000 | 25.653 | 452.574 | 324.146 |
| 12-2021 | 0.000 | 1.315 | 19.227 | 0.000 | 0.000 | 0.000 | 23.283 | 475.857 | 332.992 |
| 12-2022 | 0.000 | 1.246 | 19.227 | 0.000 | 0.000 | 0.000 | 21.069 | 496.925 | 340.268 |
| 12-2023 | 0.000 | 1.143 | 18.425 | 0.000 | 0.000 | 0.000 | 18.540 | 515.466 | 346.093 |
| 12-2024 | 0.000 | 0.957 | 14.414 | 0.000 | 0.000 | 0.000 | 16.545 | 532.011 | 350.815 |
| 12-2025 | 0.000 | 0.913 | 14.414 | 0.000 | 0.000 | 0.000 | 15.091 | 547.102 | 354.730 |
| S TOT | 0.000 | 28.311 | 368.292 | 0.000 | 0.000 | 0.000 | 547.102 | 547.102 | 354.730 |
| AFTER | 0.000 | 10.163 | 194.851 | 0.000 | 0.000 | 0.000 | 133.751 | 680.853 | 372.827 |
| TOTAL | 0.000 | 38.474 | 563.143 | 0.000 | 0.000 | 0.000 | 680.853 | 680.853 | 372.827 |

| | OIL | GAS |
|---|---|---|
| GROSS WELLS | 28.0 | 92.0 |
| GROSS ULT., MB & MMF | 27.508 | 186.309 |
| GROSS CUM., MB & MMF | 9.161 | 60.518 |
| GROSS RES., MB & MMF | 18.347 | 125.791 |
| NET RES., MB & MMF | 15.095 | 49.357 |
| NET REVENUE, M$ | 1161.545 | 120.925 |
| INITIAL PRICE, $ | 76.950 | 2.450 |
| INITIAL N.I., PCT. | 71.392 | 37.397 |

| | |
|---|---|
| LIFE, YRS. | 43.08 |
| DISCOUNT % | 10.00 |
| UNDISCOUNTED PAYOUT, YRS. | 0.00 |
| DISCOUNTED PAYOUT, YRS. | 0.00 |
| UNDISCOUNTED NET/INVEST. | 0.00 |
| DISCOUNTED NET/INVEST. | 0.00 |
| RATE-OF-RETURN, PCT. | 100.00 |
| INITIAL W.I., PCT. | 58.508 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 477.878 |
| 10.00 | 372.827 |
| 15.00 | 308.958 |
| 20.00 | 265.908 |
| 25.00 | 234.825 |
| 30.00 | 211.268 |
| 40.00 | 177.821 |
| 60.00 | 138.637 |
| 80.00 | 116.257 |
| 100.00 | 101.648 |

THIS SCHEDULE IS PART OF A REPORT AND SUBJECT TO QUALIFICATIONS OF THE REPORT.
LEE KEELING AND ASSOCIATES, INC.

ESTIMATED RESERVES AND FUTURE NET REVENUE
MILLER PETROLEUM, INC.
ETC LLC
SHUT-IN

DATE : 06/29/2011
TIME : 15:21:45
DBS : MILLERETCII
SETTINGS : LKA0411
SCENARIO : LKA0411

R E S E R V E S   A N D   E C O N O M I C S

AS OF DATE: 4/30/2011

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2011 | | | | | | | | | |
| 12-2012 | | | | | | | | | |
| 12-2013 | | | | | | | | | |
| 12-2014 | | | | | | | | | |
| 12-2015 | | | | | | | | | |
| 12-2016 | | | | | | | | | |
| 12-2017 | | | | | | | | | |
| 12-2018 | | | | | | | | | |
| 12-2019 | | | | | | | | | |
| 12-2020 | | | | | | | | | |
| 12-2021 | | | | | | | | | |
| 12-2022 | | | | | | | | | |
| 12-2023 | | | | | | | | | |
| 12-2024 | | | | | | | | | |
| 12-2025 | | | | | | | | | |
| S TOT | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| TOTAL | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2011 | | | | | | | | | |
| 12-2012 | | | | | | | | | |
| 12-2013 | | | | | | | | | |
| 12-2014 | | | | | | | | | |
| 12-2015 | | | | | | | | | |
| 12-2016 | | | | | | | | | |
| 12-2017 | | | | | | | | | |
| 12-2018 | | | | | | | | | |
| 12-2019 | | | | | | | | | |
| 12-2020 | | | | | | | | | |
| 12-2021 | | | | | | | | | |
| 12-2022 | | | | | | | | | |
| 12-2023 | | | | | | | | | |
| 12-2024 | | | | | | | | | |
| 12-2025 | | | | | | | | | |
| S TOT | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| TOTAL | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |

| | OIL | GAS |
|---|---|---|
| GROSS WELLS | 1.0 | 0.0 |
| GROSS ULT., MB & MMF | 0.000 | 0.000 |
| GROSS CUM., MB & MMF | 0.000 | 0.000 |
| GROSS RES., MB & MMF | 0.000 | 0.000 |
| NET RES., MB & MMF | 0.000 | 0.000 |
| NET REVENUE, M$ | 0.000 | 0.000 |
| INITIAL PRICE, $ | 76.950 | 0.000 |
| INITIAL N.I., PCT. | 0.000 | 0.000 |

| | |
|---|---|
| LIFE, YRS. | 0.00 |
| DISCOUNT % | 10.00 |
| UNDISCOUNTED PAYOUT, YRS. | 0.00 |
| DISCOUNTED PAYOUT, YRS. | 0.00 |
| UNDISCOUNTED NET/INVEST. | 0.00 |
| DISCOUNTED NET/INVEST. | 0.00 |
| RATE-OF-RETURN, PCT. | 0.00 |
| INITIAL W.I., PCT. | 100.000 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 0.000 |
| 10.00 | 0.000 |
| 15.00 | 0.000 |
| 20.00 | 0.000 |
| 25.00 | 0.000 |
| 30.00 | 0.000 |
| 40.00 | 0.000 |
| 60.00 | 0.000 |
| 80.00 | 0.000 |
| 100.00 | 0.000 |

THIS SCHEDULE IS PART OF A REPORT AND SUBJECT TO QUALIFICATIONS OF THE REPORT.
LEE KEELING AND ASSOCIATES, INC.